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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 27, 2002


                       AMERIQUEST MORTGAGE SECURITIES INC.

                  (as depositor under the Pooling and Servicing
                Agreement, dated as of August 1, 2002, providing
                  for the issuance of Asset-Backed Pass-Through
                         Certificates, Series 2002-AR1)


                       Ameriquest Mortgage Securities Inc.
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             (Exact name of registrant as specified in its charter)
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Delaware                           333-77012              33-0885129
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(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California 92868                                        92868
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code: 714-564-0660

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                         Item 601(a) of
                         Regulation S-K
Exhibit No.              Exhibit No.                   Description
-----------              -----------                   -----------

1                        5.1, 8.1, 23.1                Opinion and Consent of
                                                       Thacher Proffitt & Wood.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 27, 2002


                                               AMERIQUEST MORTGAGE
                                               SECURITIES INC.


                                               By: /s/ John P. Grazer
                                                   ---------------------------
                                               Name:   John P. Grazer
                                               Title:  Chief Financial Officer

                                  EXHIBIT INDEX


                  Item 601(a) of
Exhibit           Regulation S-K
Number            Exhibit No.                     Description
------            -----------                     -----------

1                 5.1, 8.1, 23.1                  Opinion and Consent of Counsel